CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Statement of Comprehensive Income [Abstract]
Net Income (Loss) Attributable to Parent	$ 20,457	$ 71,674	$ (12,310)	$ (9,280)
Unrealized (gain) loss on marketable securities	(46)	0	235	0
Total comprehensive income (loss)	$ 20,503	$ 71,674	$ (12,545)	$ (9,280)